Exhibit 10.1

EXECUTION VERSION

MATURITY DATE EXTENSION AMENDMENT dated as of January 21, 2014 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (the “Administrative Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent. Capitalized terms used in this Amendment but not otherwise defined have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, in accordance with Section 2.22 of the Credit Agreement, hereby requests that (a) the Tranche B Term Maturity Date be extended to January 31, 2021 (the “Extended Tranche B Term Maturity Date”), (b) the Incremental Tranche B Term Maturity Date be extended to January 31, 2021 (the “Extended Incremental Tranche B Term Maturity Date”) (the extensions referred to in clauses (a) and (b) of this paragraph, the “Maturity Extensions”) and (c) the other amendments reflected in this Amendment be effected, in each case, as of the Effective Date (as defined below);

WHEREAS, (a) each existing Tranche B Term Loan extended in accordance with the terms of this Amendment will be an “Extended Tranche B Term Loan” (with each existing Tranche B Term Loan not so extended, a “Non-Extended Tranche B Term Loan”) and (b) each existing Incremental Tranche B Term Loan extended in accordance with the terms of this Amendment will be an “Extended Incremental Tranche B Term Loan” (with each existing Incremental Tranche B Term Loan not so extended, a “Non-Extended Incremental Tranche B Term Loan”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 1 hereto under the heading “Extending Tranche B Term Lenders and Extending Incremental Tranche B Term Lenders” has consented to the extension of the maturity date of all or a portion of its Tranche B Term Loans to the Extended Tranche B Term Maturity Date (each such consenting Tranche B Term Lender (with respect to the portion of its existing Tranche B Term Loans that is so extended), an “Extending Tranche B Term Lender”; and each non-consenting Tranche B Term Lender (including any Tranche B Term Lender that agrees to extend only a portion of its Tranche B Term Loans, with respect to the portion that is not extended), a “Non-Extending Tranche B Term Lender”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 1 hereto under the heading “Extending Tranche B Term Lenders and Extending Incremental Tranche B Term Lenders” has consented to the extension of the maturity date of all or a portion of its Incremental Tranche B Term Loans to the Extended Incremental Tranche B Term Maturity Date (each such consenting Incremental Tranche

B Term Lender (with respect to the portion of its existing Incremental Tranche B Term Loans that is so extended), an “Extending Incremental Tranche B Term Lender”; and each non-consenting Incremental Tranche B Term Lender (including any Incremental Tranche B Term Lender that agrees to extend only a portion of its Incremental Tranche B Term Loans, with respect to the portion that is not extended), a “Non-Extending Incremental Tranche B Term Lender”);

WHEREAS, this Amendment is a Maturity Date Extension Request delivered to the Administrative Agent and the Lenders pursuant to Section 2.22 of the Credit Agreement and an amendment to the Credit Agreement, in accordance with Section 2.22(g) of the Credit Agreement, to effect the Maturity Extensions; and

WHEREAS, (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Morgan Stanley Senior Funding Inc. shall be joint lead arrangers and joint bookrunners; (b) Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the syndication agent; (c) Morgan Stanley Senior Funding Inc. shall be the documentation agent; (d) Crédit Agricole Corporate and Investment Bank, SunTrust Bank, Toronto Dominion (New York) LLC and RBC Capital Markets* shall be joint bookrunners and co-syndication agents; (e) J.P. Morgan Securities LLC, Barclays Bank PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Citibank, N.A. shall be joint bookrunners and co-documentation agents; and (f) Compass Bank, Wells Fargo Bank, N.A., Sumitomo Mitsui Banking Corporation and PNC Bank, National Association shall be senior managing agents, in each case in connection with this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Construction. The rules of interpretation set forth in Sections 1.02 and 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Maturity Date Extensions. Each of the following transactions will occur on the Effective Date after the conditions precedent set forth in Section 5 have been satisfied:

(a) Each Extending Tranche B Term Lender agrees that all or a portion of its existing Tranche B Term Loans in the principal amount set forth opposite such Extending Tranche B Term Lender’s name on Schedule 1 hereto will be modified to become Extended Tranche B Term Loans of like amount (such amount, with respect to each Extending Tranche B Term Lender, such Lender’s “Extended Tranche B Term Commitment Amount”). The existing Tranche B Term Loans of each Non-Extending Tranche B Term Lender will remain outstanding as Non-Extended Tranche B Term

*	RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

Loans. The initial Interest Period applicable to each Non-Extended Tranche B Term Loan and Extended Tranche B Term Loan that is a Eurodollar Loan will be the then-current Interest Period applicable to such existing Tranche B Term Loan from which it is converted with no conversion into a different Interest Period, or payment or prepayment of such Loan, being deemed to have occurred solely due to this Amendment or the transactions described herein. Each existing Tranche B Term Loan of an Extending Tranche B Term Lender that is a Eurodollar Loan or an ABR Loan will be converted into an Extended Tranche B Term Loan in the same proportion as the amount of such Lender’s Extended Tranche B Term Commitment Amount.

(b) Each Extending Incremental Tranche B Term Lender agrees that all or a portion of its existing Incremental Tranche B Term Loans in the principal amount set forth opposite such Extending Incremental Tranche B Term Lender’s name on Schedule 1 hereto will be modified to become Extended Incremental Tranche B Term Loans of like amount (such amount, with respect to each Extending Incremental Tranche B Term Lender, such Lender’s “Extended Incremental Tranche B Term Commitment Amount”). The existing Incremental Tranche B Term Loans of each Non-Extending Incremental Tranche B Term Lender will remain outstanding as Non-Extended Incremental Tranche B Term Loans. The initial Interest Period applicable to each Non-Extended Incremental Tranche B Term Loan and Extended Incremental Tranche B Term Loan that is a Eurodollar Loan will be the then-current Interest Period applicable to such existing Incremental Tranche B Term Loan from which it is converted with no conversion into a different Interest Period, or payment or prepayment of such Loan, being deemed to have occurred solely due to this Amendment or the transactions described herein. Each existing Incremental Tranche B Term Loan of an Extending Incremental Tranche B Term Lender that is a Eurodollar Loan or an ABR Loan will be converted into an Extended Incremental Tranche B Term Loan in the same proportion as the amount of such Lender’s Extended Incremental Tranche B Term Commitment Amount.

(c) The parties hereto agree that the provisions of Section 2.22(d) of the Credit Agreement will apply to the Commitments and the Loans, as extended hereunder or as not extended, with (a) each Extending Tranche B Term Lender and Extending Incremental Tranche B Term Lender constituting a “Consenting Lender” thereunder (with respect to the portion of its Commitments and Loans extended hereunder) and (b) each Non-Extending Tranche B Term Lender and Non-Extending Incremental Tranche B Term Lender constituting a “Declining Lender” thereunder.

(d) Notwithstanding anything herein to the contrary (but subject to (i) the understanding that the Extended Tranche B Term Loans, the Extended Incremental Tranche B Term Loans and the Incremental Tranche B-2 Term Loans constitute separate Classes of Term Loans, (ii) the provisions of this Amendment (including the amendments set forth in Section 3 hereof) and (iii) the express limitations on amendments, modifications and waivers to the Loan Documents set forth in Section 9.02 of the Credit Agreement), the Extended Tranche B Term Loans, the Extended Incremental Tranche B Term Loans and the Incremental Tranche B-2 Term Loans shall be treated in the same manner for all purposes under the Credit Agreement; provided, however, that Section

2.12(d) of the Credit Agreement shall not apply to the Extended Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans.

(e) Notwithstanding anything herein to the contrary (but subject to (i) the understanding that the Non-Extended Tranche B Term Loans and the Non-Extended Incremental Tranche B Term Loans constitute separate Classes of Term Loans, (ii) the provisions of this Amendment (including the amendments set forth in Section 3 hereof) and (iii) the express limitations on amendments, modifications and waivers to the Loan Documents set forth in Section 9.02 of the Credit Agreement), the Non-Extended Tranche B Term Loans and the Non-Extended Incremental Tranche B Term Loans shall be treated in the same manner for all purposes under the Credit Agreement; provided, however, that Section 2.12(d) of the Credit Agreement shall not apply to the Non-Extended Incremental Tranche B Term Loans.

SECTION 3. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Applicable Amortization Ratio” means (a) with respect to the Non-Extended Tranche B Term Loans, the ratio (expressed as a decimal) of (i) the aggregate principal amount of the Non-Extended Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date to (ii) the aggregate principal amount of Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date; (b) with respect to the Extended Tranche B Term Loans, the ratio (expressed as a decimal) of (i) the aggregate principal amount of the Extended Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date to (ii) the aggregate principal amount of Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date; (c) with respect to the Non-Extended Incremental Tranche B Term Loans, the ratio (expressed as a decimal) of (i) the aggregate principal amount of the Non-Extended Incremental Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date to (ii) the aggregate principal amount of Incremental Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date; and (d) with respect to the Extended Incremental Tranche B Term Loans, the ratio (expressed as a decimal) of (i) the aggregate principal amount of the Extended Incremental Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date to (ii) the aggregate principal amount of Incremental Tranche B Term Loans outstanding on the Tranche B Maturity Date Extension Effective Date.

“Extended Incremental Tranche B Term Lender” means a Lender with an outstanding Extended Incremental Tranche B Term Loan.

“Extended Incremental Tranche B Term Loan” has the meaning assigned to such term in the Tranche B Maturity Date Extension Amendment.

“Extended Incremental Tranche B Term Maturity Date” means January 31, 2021, as the same may be extended pursuant to Section 2.22.

“Extended Tranche B Term Lender” means a Lender with an outstanding Extended Tranche B Term Loan.

“Extended Tranche B Term Loan” has the meaning assigned to such term in the Tranche B Maturity Date Extension Amendment.

“Extended Tranche B Term Maturity Date” means January 31, 2021, as the same may be extended pursuant to Section 2.22.

“Non-Extended Incremental Tranche B Term Lender” means a Lender with an outstanding Non-Extended Incremental Tranche B Term Loan.

“Non-Extended Incremental Tranche B Term Loan” has the meaning assigned to such term in the Tranche B Maturity Date Extension Amendment.

“Non-Extended Tranche B Term Lender” means a Lender with an outstanding Non-Extended Tranche B Term Loan.

“Non-Extended Tranche B Term Loan” has the meaning assigned to such term in the Tranche B Maturity Date Extension Amendment.

“Tranche B Maturity Date Extension Amendment” means the Maturity Date Extension Amendment dated as of January 21, 2014, among Holdings, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Tranche B Maturity Date Extension Effective Date” means January 21, 2014.

(b) The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Incremental Tranche A Term Loans, Extended Tranche B Term Loans, Non-Extended Tranche B Term Loans, Extended Incremental Tranche B Term Loans, Non-Extended Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans, other Incremental Term Loans or Swingline Loans, (b) any

Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Term Commitment, Tranche B Term Commitment or a Commitment in respect of any Incremental Term Loans and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class. Incremental Term Loans that have different terms and conditions (together with the Commitments in respect thereof) shall be construed to be in different Classes.

(c) The definition of “Incremental Tranche B Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Incremental Tranche B Term Loan” means (a) prior to the Tranche B Maturity Date Extension Effective Date, a loan made pursuant to Section 2 of the Incremental Tranche B Term Amendment and (b) on or after the Tranche B Maturity Date Extension Effective Date, any Extended Incremental Tranche B Term Loan or Non-Extended Incremental Tranche B Term Loan, as applicable.

(d) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the Revolving Maturity Date, the Tranche A Term Maturity Date, the Incremental Tranche A Term Maturity Date, the Tranche B Term Maturity Date, the Extended Tranche B Term Maturity Date, the Incremental Tranche B Term Maturity Date, the Extended Incremental Tranche B Term Maturity Date, the Incremental Tranche B-2 Maturity Date or the maturity date with respect to any other Class of Incremental Term Loans, as the context requires.

(e) The definition of “Tranche B Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche B Term Loan” means (a) prior to the Third Amendment Effective Date, an Existing Tranche B Term Loan, (b) prior to the Tranche B Maturity Date Extension Effective Date but on and after the Third Amendment Effective Date and the prepayment in full of the outstanding principal amount of the Existing Tranche B Term Loans, a New Tranche B Term Loan made pursuant to clause (b) of Section 2.01 and (c) on or after the Tranche B Maturity Date Extension Effective Date, any Extended Tranche B Term Loan or Non-Extended Tranche B Term Loan, as applicable.

(f) Section 2.07 of the Credit Agreement is hereby amended by replacing the last two sentences of paragraph (a) of such Section in their entirety with the following sentence:

Notwithstanding anything herein to the contrary, each Interest Election Request delivered by the Borrower under this Section 2.07 with respect to

(a) the Extended Tranche B Term Borrowings shall apply ratably to the Extended Incremental Tranche B Term Borrowings and the Incremental Tranche B-2 Term Borrowings (and vice versa), (b) the Non-Extended Tranche B Term Borrowings shall apply ratably to the Non-Extended Incremental Tranche B Term Borrowings (and vice versa) and (c) the Tranche A Term Borrowings shall apply ratably to the Incremental Tranche A Term Borrowings (and vice versa).

(g) Section 2.10 of the Credit Agreement is hereby amended by replacing the first two sentences of paragraph (b) of such Section in their entirety with the following sentences:

Subject in each case to adjustment pursuant to Section 2.11(d), the Borrower shall repay (i) Non-Extended Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with June 30, 2013, and ending with the last day to occur prior to the Tranche B Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the product of (x) the Applicable Amortization Ratio and (y) the aggregate principal amount of the Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Third Amendment Effective Date, (ii) Extended Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with June 30, 2013, and ending with the last day to occur prior to the Extended Tranche B Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the product of (x) the Applicable Amortization Ratio and (y) the aggregate principal amount of the Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Third Amendment Effective Date, (iii) Non-Extended Incremental Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with September 30, 2013, and ending with the last day to occur prior to the Incremental Tranche B Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the product of (x) the Applicable Amortization Ratio and (y) the aggregate principal amount of the Incremental Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Incremental Tranche B Term Amendment Effective Date and (iv) Extended Incremental Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with September 30, 2013, and ending with the last day to occur prior to the Extended Incremental Tranche B Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the product of (x) the Applicable Amortization Ratio and (y) the aggregate principal amount of the Incremental Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Incremental Tranche B Term Amendment Effective Date.

(h) Section 2.10 of the Credit Agreement is hereby further amended by amending and restating paragraph (c) of such Section in its entirety to read as follows:

To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Term Maturity Date, (ii) all Incremental Tranche A Term Loans shall be due and payable on the Incremental Tranche A Term Maturity Date, (iii) all Extended Tranche B Term Loans shall be due and payable on the Extended Tranche B Term Maturity Date, (iv) all Non-Extended Tranche B Term Loans shall be due and payable on the Tranche B Term Maturity Date, (v) all Extended Incremental Tranche B Term Loans shall be due and payable on the Extended Incremental Tranche B Term Maturity Date, (vi) all Non-Extended Incremental Tranche B Term Loans shall be due and payable on the Incremental Tranche B Term Maturity Date and (vii) all Incremental Tranche B-2 Term Loans shall be due and payable on the Incremental Tranche B-2 Term Maturity Date.

(i) Section 2.11 of the Credit Agreement is hereby amended by replacing paragraph (e) of such Section in its entirety with the following paragraph:

(e) Prior to any optional or mandatory prepayment of Borrowings under this Section 2.11, the Borrower shall, subject to paragraph (d) of this Section 2.11 and to the remainder of this paragraph (e), select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to paragraph (f) of this Section 2.11. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Extended Tranche B Term Borrowings, Non-Extended Tranche B Term Borrowings, Extended Incremental Tranche B Term Borrowings, Non-Extended Incremental Tranche B Term Borrowings and Incremental Tranche B-2 Term Borrowings (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (or, at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, at the option of the Borrower, first among the Tranche B Term Borrowings and Incremental Tranche B Term Borrowings, in each case in respect of such Tranche B Term Loans and Incremental Tranche B Term Loans the Maturity Date of

which has not been so extended, pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (for purposes of this Section 2.11(e), treating the non-extended Tranche B Term Loans and non-extended Incremental Tranche B Term Loans as separate Classes from the extended Tranche B Term Loans and extended Incremental Tranche B Term Loans, respectively), and second, among Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Tranche B Term Borrowings (in respect of the Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B Term Borrowings (in respect of the Incremental Tranche B Term Loans the Maturity Date of which has been so extended) and Incremental Tranche B-2 Term Borrowings (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class); provided that any Tranche B Term Lender, Incremental Tranche B Term Lender or Incremental Tranche B-2 Term Lender (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, any Lender that holds Incremental Term Loans of such Class) may elect, by notice to the Administrative Agent by telephone (confirmed promptly by hand delivery, properly authorized email or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans, Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans or Incremental Term Loans of any such Class pursuant to this Section 2.11 (other than an optional prepayment pursuant to paragraph (a) of this Section 2.11, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans, Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans or Incremental Term Loans of any such Class but was so declined may be retained by the Borrower (or, at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, if the Borrower has elected to apply the prepayment amount first, on a pro rata basis, to the Tranche B Term Borrowings and Incremental Tranche B Term Borrowings in respect of the Tranche B Term Loans and Incremental Tranche B Term Loans the Maturity Date of which has not been so extended, then any such amount declined by any Tranche B Term Lender or Incremental Tranche B Term Lender in respect of such Borrowings shall first be applied to prepay the Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Tranche B Term Borrowings (in respect of the Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B Term Borrowings (in respect of the Incremental Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B-

2 Term Borrowings and Borrowings in respect of any applicable Class of Incremental Term Loans, in each case in accordance with the foregoing provisions of this Section 2.11(e), with any amounts declined by the Tranche B Term Lenders, Incremental Tranche B Term Lenders and Incremental Tranche B-2 Term Lenders in respect of such Borrowings to be retained by the Borrower). In the event of any optional prepayment of Tranche A Term Borrowings or Incremental Tranche A Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Tranche A Term Borrowings and Incremental Tranche A Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. In the event of any optional prepayment of Extended Tranche B Term Borrowings, Extended Incremental Tranche B Term Borrowings or Incremental Tranche B-2 Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Extended Tranche B Term Borrowings, Extended Incremental Tranche B Term Borrowings and Incremental Tranche B-2 Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. In the event of any optional prepayment of Non-Extended Tranche B Term Borrowings or Non-Extended Incremental Tranche B Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Non-Extended Tranche B Term Borrowings and Non-Extended Incremental Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

(j) Section 2.11 of the Credit Agreement is hereby further amended by (i) replacing each occurrence of the text “Tranche B Term Loans” in paragraph (h) of such Section with the text “Non-Extended Tranche B Term Loans”, (ii) replacing each occurrence of the text “Tranche B Term Lenders” in paragraph (h) of such Section with the text “Non-Extended Tranche B Term Lenders”, (iii) replacing each occurrence of the text “Incremental Tranche B Term Loans” in paragraph (i) of such Section with the text “Non-Extended Incremental Tranche B Term Loans” and (iv) each occurrence of the text “Incremental Tranche B Term Lenders” in paragraph (i) of such Section with the text “Non-Extended Incremental Tranche B Term Lenders”.

(k) Section 2.11 of the Credit Agreement is hereby further amended by replacing paragraph (j) of such Section in its entirety with the following paragraph:

(j) All (i) prepayments of Extended Tranche B Term Loans, Extended Incremental Tranche B Term Loans and Incremental Tranche B-2 Term Loans effected on or prior to the six-month anniversary of the Incremental Amendment No. 3 Effective Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement effected on or prior to the six-month anniversary of the Incremental Amendment No. 3 Effective Date,

the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Extended Tranche B Term Lenders, the Extended Incremental Tranche B Term Lenders or the Incremental Tranche B-2 Term Lenders, as applicable, in an amount equal to 1.00% of the aggregate principal amount of the Extended Tranche B Term Loans, the Extended Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans, as applicable, so prepaid, in the case of a transaction described in clause (i) of this sentence, or 1.00% of the aggregate principal amount of the Extended Tranche B Term Loans, the Extended Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans, as applicable, affected by such amendment, amendment and restatement or other modification, in the case of a transaction described in clause (ii) of this sentence. Notwithstanding the foregoing, this paragraph shall not apply to a refinancing of all the Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction); provided that the primary purpose of such transaction is not to effect a Repricing Transaction.

(l) Section 2.21 of the Credit Agreement is hereby amended by deleting in its entirety the third to last sentence of paragraph (b) of such Section.

(m) Section 2.22 of the Credit Agreement is hereby amended by replacing the last two sentences of paragraph (b) of such Section in their entirety with the following sentence:

Notwithstanding anything herein to the contrary, any Maturity Date Extension Request that is delivered by the Borrower hereunder in respect of (x) the Extended Tranche B Term Borrowings shall apply ratably to the Extended Incremental Tranche B Term Borrowings and the Incremental Tranche B-2 Term Borrowings (and vice versa), (y) the Non-Extended Tranche B Term Borrowings shall apply ratably to the Non-Extended Incremental Tranche B Term Borrowings (and vice versa) and (z) the Tranche A Term Borrowings shall apply ratably to the Incremental Tranche A Term Borrowings (and vice versa).

(n) Section 2.23 of the Credit Agreement is hereby amended by replacing the last two sentences of paragraph (b) of such Section in their entirety with the following sentence:

For purposes of clarity, any prepayment of (x) Extended Tranche B Term Loans pursuant to this Section 2.23 with the proceeds of Refinancing Term Loans shall be applied ratably among the Extended Tranche B Term Loans, the Extended Incremental Tranche B Term Loans and the Incremental Tranche B-2 Term Loans (and vice versa), (y) Non-Extended Tranche B Term Loans pursuant to this Section 2.23 with the proceeds of

Refinancing Term Loans shall be applied ratably among the Non-Extended Tranche B Term Loans and the Non-Extended Incremental Tranche B Term Loans (and vice versa) and (z) Tranche A Term Loans pursuant to this Section 2.23 with the proceeds of Refinancing Term Loans shall be applied ratably among the Tranche A Term Loans and the Incremental Tranche A Term Loans (and vice versa).

SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Lenders party hereto that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each Loan Party has all requisite power and authority, and the legal right (including necessary authorizations from the FCC and the FAA), to execute, deliver and perform its obligations under this Amendment and each other agreement or instrument contemplated hereby to which it is a party and to effect the transactions contemplated hereunder.

(c) The execution, delivery and performance by each Loan Party of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party, (iii) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture, agreement or other instrument binding upon any Loan Party or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Loan Party or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder and (iv) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by any Loan Party, except Liens created under the Loan Documents.

(d) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Effective Date before and after giving effect to each of the transactions contemplated by this Amendment, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(e) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written (the “Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each of the other Loan Parties, each of the Extending Tranche B Term Lenders and each of the Extending Incremental Tranche B Term Lenders, (b) each of the conditions set forth in Section 2.22(e) of the Credit Agreement shall have been satisfied, (c) each of the representations and warranties set forth in Section 4 hereof shall be true and correct, (d) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby (including certified resolutions from the board of directors (or equivalent governing body) of the Borrower authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (e) the Administrative Agent shall have received a legal opinion reasonably satisfactory to it from Cravath, Swaine & Moore LLP, special New York counsel for the Loan Parties, and (f) the Administrative Agent shall have received payment of (x) all expenses required to be paid or reimbursed by Holdings, the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses set forth in Section 9 hereof and (y) all fees required to be paid by the Borrower pursuant to Section 10 hereof.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY,

AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto.

SECTION 9. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 10. Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each existing Tranche B Term Lender and Incremental Tranche B Term Lender that agrees to extend the maturity of its respective Tranche B Term Loans and/or Incremental Tranche B Term Loans as provided herein an amendment fee equal to 0.25% of the aggregate principal amount of the Tranche B Term Loans and Incremental Tranche B Term Loans of such Tranche B Term Lender or Incremental Tranche B Term Lender, as applicable, so extended, which fee will be paid on the Effective Date.

SECTION 11. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING COMPANY,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CCGS HOLDINGS CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Maturity Date Extension Amendment Signature Page]

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE SOLUTIONS CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITION IV LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE TOWERS 06-2 LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Maturity Date Extension Amendment Signature Page]

CROWN CASTLE NG NETWORKS INC.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG EAST LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG WEST LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Maturity Date Extension Amendment Signature Page]

THE ROYAL BANK OF SCOTLAND PLC, individually and as Administrative Agent,

By
/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Director

[Maturity Date Extension Amendment Signature Page]